UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2025

FTAI Aviation Ltd.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37386	98-1420784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West 13th Street, 3rd Floor, New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

(332) 239-7600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Ordinary shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.25% Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market
9.50% Fixed Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares	FTAIM	The Nasdaq Global Select Market

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 30, 2024, FTAI Aviation Ltd. (together with its consolidated subsidiaries, the “Company”) announced that certain subsidiaries of the Company entered into (i) an Aircraft Sale and Purchase Agreement with FTAI Aircraft Leasing Ireland (2025) DAC, FTAI Aircraft Leasing Bermuda (2025) Ltd. and FTAI Aircraft Leasing US (2025) LLC (collectively, the “Buyers”) whereby the Company agreed to sell legal title to certain aircraft to the respective Buyers thereof and (ii) a Beneficial Interest Sale and Purchase Agreement with certain of the Buyers whereby the Company agreed to sell the beneficial interest in certain single aircraft owner trusts that hold legal title to certain aircraft to the respective Buyers thereof (together, and each as amended and restated, the “Aircraft Sale and Purchase Agreements”), pursuant to which the Buyers agreed to acquire 45 on‑lease 737NG and A320ceo aircraft, subject to certain customary closing conditions (the “2025 Aircraft Sale”).

As previously disclosed, the 2025 Aircraft Sale is related to the Company’s strategic capital initiative in collaboration with third-party institutional investors. The first partnership under this initiative (the “2025 Partnership”) focuses on acquiring on-lease 737NG and A320ceo aircraft, and the Buyers in the 2025 Aircraft Sale are wholly owned subsidiaries of the 2025 Partnership. The Company is the Servicer of the 2025 Partnership and is responsible for lessee invoicing and collections, airline relationship management, contracts management including lease extension and aircraft deliveries and redeliveries. The Company receives customary, market-based compensation for providing such services. The Company is a 20% limited partner in the 2025 Partnership. As of September 1, 2025, the Company has completed the sale of 39 aircraft as part of the 2025 Aircraft Sale for an aggregate net purchase price of approximately $418.1 million. The consideration for the sales under the 2025 Aircraft Sale was approved by the independent directors of the Company.

The foregoing description of the Aircraft Sale and Purchase Agreements and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Aircraft Sale and Purchase Agreements, which were filed as Exhibits 10.13 and 10.14 to the Company’s Quarterly Report on Form 10-Q filed on July 31, 2025, and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Fourth Amended and Restated Aircraft Sale and Purchase Agreement, dated as of June 26, 2025, between certain subsidiaries of the Company, as the sellers, and FTAI Aircraft Leasing Ireland (2025) DAC and FTAI Aircraft Leasing Bermuda (2025) Ltd., as the buyers (incorporated herein by reference to Exhibit 10.13 of the Company’s Quarterly Report on Form 10-Q filed on July 31, 2025).

2.2
Amended and Restated Beneficial Interest Sale and Purchase Agreement, dated as of April 30, 2025, between certain subsidiaries of the Company, as the sellers, and FTAI Aircraft Leasing US (2025) LLC, FTAI Aircraft Leasing Ireland (2025) DAC and FTAI Aircraft Leasing Bermuda (2025) Ltd., as the buyers (incorporated herein by reference to Exhibit 10.13 of the Company’s Quarterly Report on Form 10-Q filed on May 5, 2025).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the Aircraft Sale and Purchase Agreements, including the closings of the sales pursuant to such agreements, the strategic capital initiative, how many aircraft are ultimately owned by the 2025 Partnership, and providing aircraft management services to the 2025 Partnership and receiving market-based compensation for such services. Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to us.  You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as updated by annual, quarterly and other reports we file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI Aviation Ltd.

By:	/s/ Eun (Angela) Nam
Name:	Eun (Angela) Nam
Title:	Chief Financial Officer and Chief Accounting Officer

Date: September 5, 2025